October 23, 1995

                                SUPPLEMENT TO THE
                        PIONEER GROWTH SHARES PROSPECTUS
                 dated April 28, 1995 (revised October 16, 1995)


Management of the Fund

Each domestic equity portfolio managed by PMC, including the Fund, is overseen by the Domestic Equity Portfolio Management Equity Committee, which consists of PMC's most senior domestic equity professionals. The committee is chaired by Mr. David Tripple, PMC's President and Chief Investment Officer and Executive Vice President of each of the Pioneer mutual funds. Mr. Tripple joined PMC in 1974 and has had general responsibility for PMC's investment operations and specific portfolio assignments for more than the last five years.

Mr. Warren J. Isabelle, Director of Research and a Vice President of PMC and Vice President of the Fund, is the Senior Portfolio Manager for the Fund and, effective October 23, 1995, Mr. Rod Wright, Associate Portfolio Manager, assumes primary responsibility for the day-to-day management of the Fund. Prior to joining PMC in 1994, Mr. Wright had served as an investment analyst and co-portfolio manager for a number of investment advisers.

1095-2883